UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 2, 2021

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01	Regulation FD Disclosure.
Zillow Group, Inc. (“Zillow Group”) today issued a press release to provide an update on the disposition of homes in inventory and under contract related to the wind down of Zillow Offers operations and Q4 2021 Homes segment revenue outlook that was previously provided on November 2, 2021.
In addition, Zillow Group announced that its Board of Directors has authorized the repurchase of up to $750 million of its Class A common stock, Class C capital stock or a combination thereof. The purchases may be made in open-market transactions or privately negotiated transactions, or in such other manner as deemed appropriate by management, and may be made from time to time as determined by management depending on market conditions, share price, trading volume, cash needs and other business factors.
The full text of the press release issued in connection with these announcements is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 (“Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. Zillow Group is not otherwise updating previously issued guidance, which was based on assumptions as of the date of such guidance.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve risks and uncertainties, including, without limitation, statements regarding the future performance and operation of our business and expected wind down plans of Zillow Offers operations. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “predict,” “will,” “projections,” “continue,” “estimate,” “outlook,” “guidance,” “would,” “could,” or similar expressions constitute forward-looking statements. Forward-looking statements are made based on assumptions as of December 2, 2021, and although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee these results. Differences in Zillow Group’s actual results from those described in these forward-looking statements may result from actions taken by Zillow Group as well as from risks and uncertainties beyond Zillow Group’s control.
Factors that may contribute to such differences include, but are not limited to, disruptions in operations, including in our ability to complete the purchase and disposition of homes currently under contract and in inventory during the wind down of Zillow Offers; disruptions in relationships with customers, suppliers, vendors, broker partners, contractors, employees, lenders and consumers given our decision to wind down Zillow Offers operations; unanticipated developments that may prevent, delay or increase the costs associated with our wind down activities; our access to and the availability of financing on terms acceptable to us to finance the purchase of homes through Zillow Offers during the wind down of Zillow Offers; the impact of the COVID-19 pandemic (including variants) or other public health crises and any associated economic downturn on Zillow Group’s future financial position, operations and financial performance; the magnitude, duration and severity of the COVID-19 pandemic and the availability and widespread distribution and use of effective vaccines; the impact of actions taken by governments, businesses and individuals in response to the COVID-19 pandemic, including changes in laws or regulations that limit our ability to operate; the current and future health and stability of the economy, financial conditions and residential housing market, including any extended slowdown in the real estate markets as a result of the COVID-19 pandemic; changes in laws or regulations applicable to our business, employees, products or services, including current and future laws, regulations and orders that limit Zillow Group’s ability to operate in light of the COVID-19 pandemic; changes in general economic and financial conditions that reduce demand for our products and services, lower our profitability or reduce Zillow Group’s access to credit; actual or anticipated fluctuations in our financial condition and results of operations; changes in projected operational and financial results; addition or loss of significant customers; actual or anticipated changes in Zillow Group’s growth rate relative to that of our competitors; acquisitions, strategic partnerships, joint ventures, capital-raising activities or other corporate transactions or commitments by us or our competitors; actual or anticipated changes in technology, products, markets or services by us or our competitors; ability to obtain or maintain licenses and permits to support Zillow Group’s current and future businesses; ability to comply with MLS rules and requirements to access and use listing data, and to maintain or establish relationships with listings and data providers; ability to operate our Zillow Offers and mortgage origination businesses, including the ability to obtain sufficient financing; fluctuations in the valuation of companies perceived by investors to be comparable to Zillow Group; the impact of natural disasters and other catastrophic events; the impact of pending or future litigation; and the issuance of new or updated research or reports by securities analysts.
The foregoing list of risks and uncertainties is illustrative but not exhaustive. For more information about potential factors that could affect Zillow Group’s business and financial results, please review the “Risk Factors” described in Zillow Group’s

Annual Report on Form 10-K for the year ended December 31, 2020 as supplemented by Part II, Item 1A (Risk Factors) in Zillow Group’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, and in future quarterly and annual reports. Except as may be required by law, Zillow Group does not intend and undertakes no duty to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1
Press release dated December 2, 2021, entitled, “Zillow Group Announces Significant Progress on Zillow Offers Inventory Wind-Down and Authorizes $750 Million Share Repurchase Program” issued by Zillow Group, Inc. on December 2, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2021	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer